Exhibit 4.3.3

     THIRD SUPPLEMENTAL INDENTURE, dated as of October 21, 2002 (the "THIRD SUPPLEMENTAL INDENTURE") between Meritage Corporation, a corporation organized under the laws of the State of Maryland (the "ISSUER"), the Guarantors named therein, MTH-Homes Nevada, Inc., an Arizona corporation (the "ADDITIONAL GUARANTOR") and Wells Fargo Bank, National Association, as trustee (the "Trustee"), under the Indenture (as defined below). Capitalized terms used and not defined herein shall have the same meanings given in the Indenture unless otherwise indicated.

     WHEREAS, the Issuer, the Guarantors thereto and the Trustee are parties to that certain Indenture dated as of May 30, 2001 (the "INDENTURE") pursuant to which the Company issued its 9 3/4% Senior Notes 2011 (the "NOTES") and the Guarantors guaranteed the obligations of the Issuer under the Indenture and the Notes;

     WHEREAS, pursuant to Section 4.13 of the Indenture, if the Issuer acquires or creates any additional subsidiary which is a Restricted Subsidiary, each such subsidiary shall execute and deliver a supplemental indenture pursuant to which such subsidiary shall unconditionally guaranty the Issuer's obligations under the Notes;

     WHEREAS, the Issuer, the Guarantors thereto, Hulen Park Venture, LLC, Meritage Holdings, L.L.C. and the Trustee are parties to that certain First Supplemental Indenture, dated as of September 20, 2001 (the "FIRST SUPPLEMENTAL INDENTURE") pursuant to which Hulen Park Venture, LLC and Meritage Holdings, L.L.C. were added as Guarantors;

     WHEREAS, the Issuer, the Guarantors thereto, MTH Homes-Texas, L.P., MTH-Texas GP II, Inc., MTH-Texas LP II, Inc. and the Trustee are parties to that certain Second Supplemental Indenture, dated as of July 12, 2002 (the "SECOND SUPPLEMENTAL INDENTURE") pursuant to which MTH Homes-Texas, L.P., MTH-Texas GP II, Inc. and MTH-Texas LP II, Inc. were added as Guarantors;

     WHEREAS, the Additional Guarantor is a Restricted Subsidiary of the Issuer;

     WHEREAS, the Issuer and the Trustee desire to have the Additional Guarantor enter into this Third Supplemental Indenture and agree to guaranty the obligations of the Issuer under the Indenture and the Notes and the Additional Guarantor desires to enter into this Third Supplemental Indenture and to guaranty the obligations of the Issuer under the Indenture and the Notes as of such date;

     WHEREAS, Section 8.01 of the Indenture provides that the Issuer, the Guarantors and the Trustee may, without the written consent of the Holders of the outstanding Notes, amend the Indenture as provided herein;

     WHEREAS, by entering into this Third Supplemental Indenture, the Issuer and the Trustee have consented to amend the Indenture in accordance with the terms and conditions herein;

     WHEREAS, each Guarantor hereby acknowledges and consents to amend the Indenture in accordance with the terms and conditions herein; and

     WHEREAS, all acts and things prescribed by the Articles of Incorporation (as now in effect) of the Additional Guarantor necessary to make this Third Supplemental Indenture a valid instrument legally binding on the Additional Guarantor for the purposes herein expressed, in accordance with its terms, have been duly done and performed.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Additional Guarantor and the Trustee hereby agree for the benefit of each other and the equal and ratable benefit of the Holders of the Notes as follows:

     1. ADDITIONAL GUARANTOR AS GUARANTOR. As of the date hereof and pursuant to this Third Supplemental Indenture, the Additional Guarantor shall become Guarantor under the definition of Guarantor in the Indenture in accordance with the terms and conditions of the Indenture and shall assume all rights and obligations of a Guarantor thereunder.

     2. COMPLIANCE WITH AND FULFILLMENT OF CONDITION OF SECTION 4.13. The execution and delivery of this Third Supplemental Indenture by the Additional Guarantor (along with such documentation relating thereto as the Trustee shall require) fulfills the obligations of the Issuer under Section 4.13 of the Indenture.

     3. CONSTRUCTION. For all purposes of this Third Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the defined terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Third Supplemental Indenture refer to this Third Supplemental Indenture as a whole and not to any particular Section hereof.

     4. TRUSTEE ACCEPTANCE. The Trustee accepts the amendment of the Indenture effected by this Third Supplemental Indenture, as hereby amended, but only upon the terms and conditions set forth in the Indenture, as hereby amended, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee in the performance of its duties and obligations under the Indenture, as hereby amended. Without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of each of the Issuer and the Additional Guarantor, respectively, and makes no representations as to the validity or enforceability against either the Issuer or the Additional Guarantor.

     5. INDENTURE RATIFIED. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

     6. HOLDERS BOUND. This Third Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

     7. SUCCESSORS AND ASSIGNS. This Third Supplemental Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     8. COUNTERPARTS. This Third Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

     9. GOVERNING LAW. This Third Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to principles of conflicts of laws.

     IN WITNESS WHEREOF, the Issuer, the Additional Guarantor and the Trustee have caused this Third Supplemental Indenture to be duly executed as of the date first above written.

                                    ISSUER:

                                    MERITAGE CORPORATION

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Steven J. Hilton
                                    Its: Co-Chairman and Chief Executive Officer

                                    By:  /s/ John R. Landon
                                         ---------------------------------------
                                         John R. Landon
                                    Its: Co-Chairman and Chief Executive Officer

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Larry W. Seay
                                    Its: Chief Executive Officer,
                                         Vice President-Finance,
                                         Secretary and Treasurer

                                    ADDITIONAL GUARANTOR:

                                    MTH-HOMES NEVADA, INC.

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Steven J. Hilton
                                    Its: Co-Chairman, President and
                                         Chief Executive Officer

                                    By:  /s/ John R. Landon
                                         ---------------------------------------
                                         John R. Landon
                                    Its: Co-Chairman

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Larry W. Seay
                                    Its: Vice President and Secretary

                                    TRUSTEE:

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                      as Trustee

                                    By:  /s/ Jeanie Mar
                                         ---------------------------------------
                                         Jeanie Mar
                                    Its: Vice President

                                    MONTEREY HOMES ARIZONA, INC.

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Name: Larry W. Seay
                                         Title: Vice President

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Name: Steven J. Hilton
                                         Title: Co-CEO

                                    MERITAGE PASEO CROSSING, LLC

                                    By:  Meritage Homes of Arizona, Inc., its
                                         Sole Member

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Name: Larry W. Seay
                                         Title: Vice President

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Name: Steven J. Hilton
                                         Title: Co-CEO

                                    MONTEREY HOMES CONSTRUCTION, INC.

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Name: Larry W. Seay
                                         Title: Vice President

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Name: Steven J. Hilton
                                         Title: Co-CEO

                                    MERITAGE PASEO CONSTRUCTION, LLC

                                    By:  Meritage Homes Construction, Inc., its
                                         Sole Member

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Name: Larry W. Seay
                                         Title: Co-CEO

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Name: Steven J. Hilton
                                         Title: Co-CEO

                                    MERITAGE HOMES OF ARIZONA, INC.

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Name: Larry W. Seay
                                         Title: Vice President

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Name: Steven J. Hilton
                                         Title: Co-CEO

                                    MERITAGE HOMES CONSTRUCTION, INC.

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Name: Larry W. Seay
                                         Title: Vice President

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Name: Steven J. Hilton
                                         Title: Co-CEO

                                    MTH-TEXAS GP, INC.

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Name: Larry W. Seay
                                         Title: Vice President

                                    By:  /s/ John R. Landon
                                         ---------------------------------------
                                         Name: John R. Landon
                                         Title: Co-CEO

                                    MTH-TEXAS LP, INC.

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Name: Larry W. Seay
                                         Title: Vice President

                                    By:  /s/ John R. Landon
                                         ---------------------------------------
                                         Name: John R. Landon
                                         Title: Co-CEO

                                    LEGACY/MONTEREY HOMES L.P.

                                    By:  MTH-Texas GP, Inc., its General Partner

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Name: Larry W. Seay
                                         Title: Vice President

                                    By:  /s/ John R. Landon
                                         ---------------------------------------
                                         Name: John R. Landon
                                         Title: Co-CEO

                                    MERITAGE HOMES OF NORTHERN CALIFORNIA, INC.

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Name: Larry W. Seay
                                         Title: Vice President

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Name: Steven J. Hilton
                                         Title: Co-CEO

                                    HANCOCK-MTH BUILDERS, INC.

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Name: Larry W. Seay
                                         Title: Vice President

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Name: Steven J. Hilton
                                         Title: Co-CEO

                                    HANCOCK-MTH COMMUNITIES, INC.

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Name: Larry W. Seay
                                         Title: Vice President

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Name: Steven J. Hilton
                                         Title: Co-CEO

                                    LEGACY OPERATING COMPANY, L.P.

                                    By:  Meritage Holdings, L.L.C., its General
                                         Partner

                                    By:  Legacy/Monterey Homes L.P., its Sole
                                         Member

                                    By:  MTH-Texas GP, Inc., its General Partner

                                    By:  /s/ John R. Landon
                                         ---------------------------------------
                                         John R. Landon
                                    Its: Co-Chairman and Chief Executive Officer

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Steven J. Hilton
                                    Its: Co-Chairman and Chief Executive Officer

                                    By:  /s/ Richard T. Morgan
                                         ---------------------------------------
                                         Richard T. Morgan
                                    Its: Vice President of Finance, Texas
                                         Division, Chief Financial Officer and
                                         Assistant Secretary

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Larry W. Seay
                                    Its: Vice-President, Treasurer and Secretary

                                    HULEN PARK VENTURE, LLC

                                    By:  Legacy/Monterey Homes L.P., its Sole
                                         Member

                                    By:  MTH-Texas GP, Inc., its General Partner

                                    By:  /s/ John R. Landon
                                         ---------------------------------------
                                         John R. Landon
                                    Its: Co-Chairman and Chief Executive Officer

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Steven J. Hilton
                                    Its: Co-Chairman and Chief Executive Officer

                                    By:  /s/ Richard T. Morgan
                                         ---------------------------------------
                                         Richard T. Morgan
                                    Its: Vice President of Finance, Texas
                                         Division, Chief Financial Officer and
                                         Assistant Secretary

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Larry W. Seay
                                    Its: Vice-President, Treasurer and Secretary

                                    MERITAGE HOLDINGS, L.L.C.

                                    By:  Legacy/Monterey Homes L.P., its Sole
                                         Member

                                    By:  MTH-Texas GP, Inc., its General Partner

                                    By:  /s/ John R. Landon
                                         ---------------------------------------
                                         John R. Landon
                                    Its: Co-Chairman and Chief Executive Officer

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Steven J. Hilton
                                    Its: Co-Chairman and Chief Executive Officer

                                    By:  /s/ Richard T. Morgan
                                         ---------------------------------------
                                         Richard T. Morgan
                                    Its: Vice President of Finance, Texas
                                         Division, Chief Financial Officer and
                                         Assistant Secretary

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Larry W. Seay
                                    Its: Vice-President, Treasurer and Secretary

                                    MTH HOMES-TEXAS, L.P.

                                    By:  MTH-Texas GP II, Inc., its General
                                         Partner

                                    By:  /s/ John R. Landon
                                         ---------------------------------------
                                         John R. Landon
                                    Its: Co-Chairman, President and Chief
                                         Executive Officer

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Steven J. Hilton
                                    Its: Co-Chairman

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Larry W. Seay
                                    Its: Vice President, Treasurer and Secretary

                                    By:  /s/ Richard T. Morgan
                                         ---------------------------------------
                                         Richard T. Morgan
                                    Its: Vice President and Chief Financial
                                         Officer

                                    MTH-TEXAS GP II, INC.

                                    By:  /s/ John R. Landon
                                         ---------------------------------------
                                         John R. Landon
                                    Its: Co-Chairman, President and
                                         Chief Executive Officer

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Steven J. Hilton
                                    Its: Co-Chairman

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Larry W. Seay
                                    Its: Vice President, Treasurer and Secretary

                                    By:  /s/ Richard T. Morgan
                                         ---------------------------------------
                                         Richard T. Morgan
                                    Its: Vice President and Chief Financial
                                         Officer

                                    MTH-TEXAS LP II, INC.

                                    By:  /s/ John R. Landon
                                         ---------------------------------------
                                         John R. Landon
                                    Its: Co-Chairman, President and Chief
                                         Executive Officer

                                    By:  /s/ Steven J. Hilton
                                         ---------------------------------------
                                         Steven J. Hilton
                                    Its: Co-Chairman

                                    By:  /s/ Larry W. Seay
                                         ---------------------------------------
                                         Larry W. Seay
                                    Its: Vice President, Treasurer and Secretary

                                    By:  /s/ Richard T. Morgan
                                         ---------------------------------------
                                         Richard T. Morgan
                                    Its: Vice President and Chief Financial
                                         Officer